UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 1, 2004

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

         DELAWARE                      000-25887                  36-3681151
(State or other jurisdiction     (Commission file number)      (I.R.S. employer
      of incorporation)                                      identification no.)

     TEN NORTH DEARBORN                                              60602
     CHICAGO, ILLINOIS                                             (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE.

         On March 1, 2004, PrivateBancorp, Inc. (the "Company") announced that its board of directors on February 26, 2004 declared a quarterly cash dividend of $0.06 per share payable on March 31, 2004 to stockholders of record on March 17, 2004. Attached as Exhibit 99.1 is a copy of the press release relating to the dividend announcement, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRIVATEBANCORP, INC.


Date:  March 1, 2004                         By:/s/ Ralph B. Mandell
                                                ----------------------
                                                Ralph B. Mandell
                                                Chairman of the Board and Chief
                                                  Executive Officer



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                               INDEX TO EXHIBITS

Exhibit
99.1            Press Release dated March 1, 2004




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